                                                                    EXHIBIT 10.1
                               THIRD EXTENSION TO
                    THIRD LIMITED WAIVER TO CREDIT AGREEMENT

         THIS THIRD EXTENSION TO THIRD LIMITED WAIVER TO CREDIT AGREEMENT (this "Third Extension") is entered into as of December 2, 2002 among LA PETITE ACADEMY, INC., a Delaware corporation (the "Borrower"), LPA HOLDING CORP., a Delaware corporation ("Holdings"), and the Lenders party hereto. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).


                                    RECITALS

         WHEREAS, the Borrower, Holdings and the Lenders entered into that certain Credit Agreement, dated as of May 11, 1998 (as previously amended and modified by Amendment No. 1, dated as of December 13, 1999; Amendment No. 2, dated as of June 29, 2000; Amendment No. 3, dated as of November 14, 2001; Amendment No. 4, dated as of February 5, 2002; and as otherwise amended or modified from time to time, the "Credit Agreement");

         WHEREAS, certain Events of Default exist under the Credit Agreement as a result of the failure of the Borrower to comply with the terms of (a) Sections 6.13, and 6.15 of the Credit Agreement for the third fiscal quarter which ended nearest to March 31, 2002 (the "March 2002 Defaults"); (b) Sections 6.13, 6.14 and 6.15 of the Credit Agreement for the fourth fiscal quarter which ended nearest to June 30, 2002 (the "June 2002 Defaults"); (c) Sections 5.01(a), 5.01(b), 5.01(c), 5.01(d), 5.01(e) and 5.01(f) of the Credit Agreement, solely with respect to the financial statements and other related documents that have not been delivered to the Administrative Agent prior to the date hereof (the "Information Defaults"); and (d) Section 5.01(g) and 5.10 of the Credit Agreement, solely with respect to the failure of the Borrower to timely file 2002 fiscal year end financial statements with the Securities and Exchange Commission (the "SEC Reporting Default"; together with the March 2002 Defaults, the June 2002 Defaults, and the Information Defaults, collectively, the "Existing Defaults");

         WHEREAS, the Borrower requested that the Lenders waive the Existing Defaults, and Required Lenders provided a limited waiver of the Existing Defaults for the period of time from September 30, 2002, through and including December 2, 2002, based upon and subject to the terms and conditions specified in the Third Limited Waiver To Credit Agreement (the "Third Waiver") dated as of September 30, 2002, among the Borrower, Holdings, and the Lenders party thereto, as extended by the Extension to Third Limited Waiver to Credit Agreement dated as of November 1, 2002 (the "First Extension"), and as extended by the Second Extension to Third Limited Waiver to Credit Agreement dated as of November 15, 2002 (the "Second Extension");

         WHEREAS, the Borrower has requested that the Lenders extend the Waiver Period (as defined in the Third Waiver);

         WHEREAS, the Required Lenders are willing to extend the Waiver Period through and including December 6, 2002, based upon and subject to the terms and conditions specified in this Third Extension; and

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                    SECTION 1

                                    EXTENSION

         1.1 The Borrower acknowledges the continued existence and continuation of the Existing Defaults. The Required Lenders hereby extend the Waiver Period through and including December 6, 2002. All references in the Third Waiver to the Waiver Period shall be to the period of time from September 30, 2002, through and including December 6, 2002.

         1.2 Except for the specific waiver set forth in the Third Waiver, as modified by the First Extension, the Second Extension, and this Third Extension, nothing contained therein or herein shall be deemed to constitute a waiver of
(i) any rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law or (ii) the Loan Parties' obligation to comply fully with any duty, term, condition, obligation or covenant contained in the Credit Agreement and the other Loan Documents not specifically waived.

         1.3 The specific waiver set forth in the Third Waiver, as modified by the First Extension, the Second Extension, and this Third Extension, is a one-time waiver and shall be effective only in this specific instance during the Waiver Period, and shall not obligate the Lenders to waive any Default or Event of Default (including, without limitation, any waiver of the Existing Defaults following the end of the Waiver Period) other than the Existing Defaults, now existing or hereafter arising.


                                    SECTION 2

                                  MISCELLANEOUS

         2.1 Effectiveness. This Third Extension shall be effective upon (a) receipt by the Administrative Agent of counterparts of this Third Extension executed by each of the Loan Parties and the Required Lenders, and (b) payment to Administrative Agent's counsel for all legal fees incurred by the Administrative Agent and Highland Capital Management, L.P. in connection with the Credit Agreement. Notwithstanding anything to the contrary contained herein, this Third Extension shall be void ab initio upon the failure of the Borrower to pay the Expense Reimbursement (as defined below) in accordance with the terms hereof.

         2.2 Ratification of Credit Agreement and Other Loan Documents. The Credit Agreement and the other applicable Loan Documents are hereby ratified and confirmed and are in full force and effect.

         2.3 Authority/Enforceability. Each party hereto represents and warrants that (a) it has taken all necessary action to authorize the execution, delivery, and performance of this Third Extension; (b) this Third Extension has been duly executed and delivered by such Person and constitutes such Person's legal, valid, and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium, or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and (c) no material consent, approval, authorization, or order of, or filing, registration, or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery, or performance by such Person of this Third Extension.

         2.4 Representation and Warranties. Borrower and Holdings represent and warrant to the Lenders that (a) the representations and warranties of Borrower and Holdings set forth in Article III of the Credit Agreement qualified as to materiality are true and correct as of the date hereof and those not so qualified are true and correct in all material respects as of the date hereof, except, in each case, for those representations and warranties that specifically relate to an earlier date; (b) except for the Existing Defaults, no event has occurred and is continuing which constitutes a Default or an Event of Default; and (c) the Security Documents create a valid security interest in, and Lien upon, the Collateral.

         2.5 Expenses. In addition to the legal fees described in Section 2.1, the Borrower shall reimburse (the "Expense Reimbursement") the Administrative Agent for all additional legal fees incurred by the Administrative Agent and Highland Capital Management, L.P. in connection with the Credit Agreement (including this Third Extension). The Expense Reimbursement shall be paid by the Borrower to the Administrative Agent (or directly to the Administrative Agent's counsel) as soon as practicable but in no event later than one business day following receipt by the Borrower of an invoice for such legal fees.

         2.6 Counterparts/Telecopy. This Third Extension may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered if requested.

         2.7 GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                             SIGNATURE PAGES FOLLOW.

                                 Signature Page
           Third Extension to Third Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.



          IN WITNESS WHEREOF, the parties hereto have caused this Third Extension to Third Limited Waiver to Credit Agreement to be duly executed and delivered by their proper and duly authorized officers or attorneys-in-fact as of the day and year first above written.

BORROWER:                              LA PETITE ACADEMY INC.

                                       By:  /s/ Michael F. Czlonka
                                            ------------------------------------
                                            Michael F. Czlonka, Chief Financial
                                            Officer and Secretary



HOLDINGS:                              LPA HOLDING CORP.

                                       By:  /s/ Michael F. Czlonka
                                            ------------------------------------
                                            Michael F. Czlonka, Chief Financial
                                            Officer and Secretary

                                 Signature Page
           Third Extension to Third Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.




         Each of the undersigned are unconditional guarantors of all obligations of the Borrower under the Loan Documents and acknowledge and agree that (a) this Third Extension does not modify or waive any of its obligations under the Loan Documents, including the Guarantee Agreements and (b) all Liens granted by it to support its obligations remain in full force and effect.


                                       LPA HOLDING CORP.

                                       By:  /s/ Michael F. Czlonka
                                            ------------------------------------
                                            Michael F. Czlonka, Chief Financial
                                            Officer and Secretary


                                       LPA SERVICES, INC.

                                       By:  /s/ Michael F. Czlonka
                                            ------------------------------------
                                            Michael F. Czlonka, Chief Financial
                                            Officer and Secretary


                                       BRIGHT START, INC.

                                       By:  /s/ Michael F. Czlonka
                                            ------------------------------------
                                            Michael F. Czlonka, Chief Financial
                                            Officer and Secretary

                                 Signature Page
           Third Extension to Third Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.



LENDERS:                           U.S. BANK NATIONAL ASSOCIATION
                                   (formerly Mercantile Bank), as Administrative Agent and a Lender

                                   By:
                                        ----------------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                 Signature Page
           Third Extension to Third Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.




                                       JPMORGAN CHASE BANK (formerly The Chase
                                       Manhattan Bank)

                                       By:
                                           -------------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------

                                 Signature Page
           Third Extension to Third Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.




                                       ML CBO IV CAYMAN

                                       By:   Highland Capital Management, L.P.,
                                             as Collateral Manager


                                             By:  /s/ Mark Okada
                                                  ------------------------------
                                                  Mark Okada, Chief Investment
                                                  Officer

                                 Signature Page
           Third Extension to Third Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.



                                        HIGHLAND LEGACY, LTD

                                        By:  Highland Capital Management, L.P.,
                                             as Collateral Manager


                                             By:  /s/ Mark Okada
                                                  ------------------------------
                                                  Mark Okada, Chief Investment
                                                  Officer

                                 Signature Page
           Third Extension to Third Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.



                                       PAMCO CAYMAN LTD

                                       By:   Highland Capital Management, L.P.,
                                             as Collateral Manager


                                             By:   /s/ Mark Okada
                                                   -----------------------------
                                                   Mark Okada, Chief Investment
                                                   Officer

                                 Signature Page
           Third Extension to Third Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.




                                       KZH HIGHLAND-2 LLC

                                       By: /s/ Joyce Fraser-Bryant
                                           -------------------------------------
                                           Joyce Fraser-Bryant, Authorized Agent

                                 Signature Page
           Third Extension to Third Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.




                                    SRV - HIGHLAND, INC.

                                    By:  /s/ Anne E Morris
                                         ---------------------------------------
                                         Ann E. Morris, Assistant Vice President

                                 Signature Page
           Third Extension to Third Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.




                                       BANK OF AMERICA, N.A.
                                       (formerly NationsBank, N.A.)

                                       By:
                                            ------------------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------